PROJECT PROFILE
Lifestyle Apartments at Renaissance Center Albuquerque, NM

PROJECT DESCRIPTION

In 1998, the AFL-CIO Housing Investment Trust helped finance the $9.1 million new construction of the Lifestyle Apartments at Renaissance Center project in Albuquerque, NM. This project brought about 100 new units of affordable housing dispersed throughout 12 two-story residential buildings. The development also included a one-story community building. Community amenities include an outdoor swimming pool, multiple basketball courts, a volleyball court, playground equipment and outside picnic/cooking areas.

HIT ROLE	The HIT invested $3.3 million of permanent financing through its purchase of a 100% participation interest in a permanent mortgage originated by the New Mexico Mortgage Finance Authority.
PARTNERS	New Mexico Mortgage Finance Authority
SOCIAL IMPACT	As a 100% affordable housing project, Lifestyle Apartments provided 50 1-bedroom and 50 2-bedroom apartment units to individuals and families earning up to 60% of the area median income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $3.3 Million	Total Development Cost $9.1 Million	100 Units (100% affordable)	108,600 Hours of Union ConstructionWork Generated	$3.0 Million Tax revenue generated	$26.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Lifestyle Renaissance Apartments – Albuquerque, NM

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

3/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com